UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐

Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:  ☐

Digital Realty Trust, L.P.:  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2017, Digital Realty Trust, Inc., a Maryland corporation (“DLR”), Digital Realty Trust, L.P., a Maryland limited partnership (the “DLR Operating Partnership”), Penguins REIT Sub, LLC, a Maryland limited liability company and wholly owned subsidiary of DLR (“Merger Sub”), Penguins OP Sub 2, LLC, a Maryland limited liability company and wholly owned subsidiary of the DLR Operating Partnership (“Merger Sub GP”), Penguins OP Sub, LLC, a Maryland limited liability company and subsidiary of the DLR Operating Partnership and Merger Sub GP (the “Partnership Merger Sub” and, together with DLR, the DLR Operating Partnership, Merger Sub and Merger Sub GP, the “DLR Parties”), DuPont Fabros Technology, Inc., a Maryland corporation ( “DuPont”), and DuPont Fabros Technologies, L.P., a Maryland limited partnership (the “DuPont Operating Partnership” and, together with DuPont, the “DuPont Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, DuPont will be merged with and into Merger Sub (the “REIT Merger”) and the Partnership Merger Sub will be merged with and into the DuPont Operating Partnership (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”). Upon completion of the REIT Merger, Merger Sub will survive and the separate corporate existence of DuPont will cease. Upon completion of the Partnership Merger, the DuPont Operating Partnership will survive and the separate existence of Partnership Merger Sub will cease.

The board of directors of DLR (the “DLR Board”) unanimously determined and declared that (a) the Mergers, substantially upon and in accordance with the terms and conditions of the Merger Agreement, and the other transactions contemplated by the Merger Agreement, are advisable and in the best interests of, DLR and its stockholders, (b) directed that the issuance of shares of common stock, par value $0.01 per share, of DLR (the “DLR Common Stock”) in connection with the Mergers be submitted for consideration at a meeting of DLR’s stockholders, and (c) resolved to recommend that the stockholders of DLR vote in favor of the approval of the issuance of shares of DLR Common Stock in connection with the Mergers and to include such recommendation in the joint proxy statement.

The board of directors of DuPont (the “DuPont Board”) unanimously determined and declared that (a) the REIT Merger, substantially upon and in accordance with the terms and conditions of the Merger Agreement, and the other transactions contemplated by the Merger Agreement, are advisable and in the best interests of, DuPont and its stockholders and (b) directed that the REIT Merger and the other transactions contemplated by the Merger Agreement be submitted for consideration at a meeting of DuPont’s stockholders and (c) resolved to recommend that DuPont’s stockholders vote in favor of the approval of the REIT Merger and the other transactions contemplated by the Merger Agreement and to include such recommendation in the joint proxy statement.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the REIT Merger (the “REIT Merger Effective Time”), (i) each share of common stock, $0.001 par value per share, of DuPont (the “DuPont Common Stock”) issued and outstanding immediately prior to the REIT Merger Effective Time will be converted into the right to receive 0.545 (the “Exchange Ratio”) validly issued, fully paid and nonassessable share of DLR Common Stock (the “Common Consideration”); and (ii) each share of 6.625% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share, of DuPont (the “DuPont Preferred Stock”) will be converted into the right to receive one validly issued, fully paid and nonassessable share of a newly designated class of preferred stock of DLR, the 6.625% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share of DLR, having substantially similar rights, privileges, preferences and interests as the DuPont Preferred Stock (the “DLR Series C Preferred Stock” and such consideration, the “Preferred Consideration” and, together with the Common Consideration, the “Merger Consideration”).

In addition, at the REIT Merger Effective Time, (i) each outstanding share of restricted DuPont Common Stock (each, a “Restricted DuPont Share”) granted under DuPont’s 2007 Equity Compensation Plan or DuPont’s 2011 Equity Incentive Plan, in each case, as amended from time to time (together, the “DuPont Equity Plans”), will vest and all restrictions thereon will lapse, and each such Restricted DuPont Share will be cancelled in exchange for the right to receive the Common Consideration, (ii) each outstanding award of performance stock units granted under the DuPont Equity Plans (the “DuPont PSUs”) will vest at the greater of (a) the applicable target-level of performance or (b) actual performance through the REIT Merger Effective Time in accordance with the applicable DuPont PSU award agreement, and each such vested DuPont PSU will be cancelled and converted into the right to receive the Common Consideration, and (iii) each outstanding and unexercised option to purchase shares of DuPont Common Stock granted under the DuPont Equity Plans (the “DuPont Options”) will be automatically converted into an option (x) covering a number of shares of DLR Common Stock equal to the number of shares of DuPont Common Stock subject to such DuPont Option immediately prior to the REIT Merger Effective Time multiplied by the Exchange Ratio, rounded down to the nearest whole share, and (y) with an exercise price per share of DLR Common Stock equal to the exercise price per share of such DuPont Option as of immediately prior to the REIT Merger Effective Time, divided by the Exchange Ratio, rounded up to the nearest whole cent (each converted and assumed DuPont Option, an “Assumed Option”). Each Assumed Option will be subject to substantially the same vesting, expiration and other terms and conditions applicable to the underlying DuPont Option as of immediately prior to the REIT Merger Effective Time.

At the effective time of the Partnership Merger (the “Partnership Merger Effective Time”), each unit of partnership interests in the DuPont Operating Partnership issued and outstanding immediately prior to the Partnership Merger Effective Time held by a limited partner of the DuPont Operating Partnership will be converted into the right to receive 0.545 common unit in the DLR Operating Partnership. In the alternative, limited partners in the DuPont Operating Partnership may elect to redeem their units of partnership interests in the DuPont Operating Partnership in order to receive the Common Consideration. The membership interests of Partnership Merger Sub issued and outstanding immediately prior to the effective time of the Partnership Merger will automatically be cancelled and retired and will cease to exist, and no payment will be made with respect thereto.

The DLR Parties and DuPont Parties each made certain customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by each party to conduct its business in all material respects in the ordinary course of business consistent with past practice, subject to certain exceptions, during the period between the execution of the Merger Agreement and the consummation of the Mergers.

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, approval of the REIT Merger by the holders of a majority of the outstanding shares of DuPont Common Stock, approval of the issuance of DLR Common Stock in connection with the Mergers by a majority of the votes cast by the holders of DLR Common Stock at a meeting of DLR’s stockholders, the absence of certain legal impediments to the consummation of the Mergers, the effectiveness of a registration statement on Form S-4 to be filed by DLR in connection with the Mergers, approval for listing on the New York Stock Exchange of the shares of DLR Common Stock to be issued in connection with the Mergers, the absence of a material adverse effect on either DLR or DuPont and compliance by the DLR Parties and the DuPont Parties with their respective obligations under the Merger Agreement. The obligations of the parties to consummate the Mergers are not subject to any financing condition or the receipt of any financing by the DLR Parties.

The Merger Agreement requires DuPont to convene a stockholders meeting for purposes of obtaining the approval of the holders of a majority of the outstanding shares of DuPont Common Stock, and subject to certain exceptions, DuPont has agreed not to (i) solicit, initiate or knowingly facilitate or assist any inquiry or the making of any proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal (as defined in the Merger Agreement), (ii) engage in, continue or otherwise participate in any discussions or negotiations regarding any proposal or offer that constitutes, or would reasonably be expected to lead to, a Competing Proposal, or furnish to any other person information or afford to any other person access to the business, properties, assets or personnel of DuPont or any of its subsidiaries, in each case, in connection with, or for the purposes of facilitating or assisting, a Competing Proposal, or (iii) enter into any contract (including any letter of intent or agreement in principle) with respect to a Competing Proposal.

Prior to the approval of the Merger Agreement by DuPont’s stockholders, the DuPont Board may in certain circumstances effect a Company Adverse Recommendation Change (as defined in the Merger Agreement), subject to complying with certain notice and other specified conditions set forth in the Merger Agreement.

The Merger Agreement may be terminated under certain circumstances by DuPont, including prior to the approval of the Merger Agreement by DuPont’s stockholders, in the event that DuPont receives a Competing Proposal that DuPont concludes, after following certain procedures and adhering to certain restrictions, is a Superior Proposal (as defined in the Merger Agreement), so long as the Superior Proposal was not preceded by a material breach by DuPont of the non-solicitation provisions of the Merger Agreement. In addition, DLR may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the DuPont Board effects a Company Adverse Recommendation Change. Upon a termination of the Merger Agreement, under certain circumstances, DuPont will be required to pay a termination fee to DLR of $150 million. DLR will be required to pay DuPont a termination fee of $300 million if DLR fails to consummate the REIT Merger upon satisfaction or waiver of the conditions to the closing of the Mergers or if the DLR Board changes or qualifies its recommendation or fails to include its recommendation in the joint proxy statement.

DuPont, the DuPont Operating Partnership and the limited partners of the DuPont Operating Partnership are party to a tax protection agreement (the “Tax Protection Agreement”) which provides, among other things, that the DuPont Operating Partnership and DuPont will make certain debt allocations to the limited partners for purposes of protecting the limited partners’ tax bases in the DuPont Operating Partnership. The Merger Agreement provides that DLR and the DLR Operating Partnership will assume the Tax Protection Agreement and that DuPont, the DuPont Operating Partnership and certain limited partners will cooperate with DLR and the DLR Operating Partnership to arrange for appropriate debt allocations and enter into a new Tax Protection Agreement.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. A copy of the Merger Agreement has been included to provide stockholders with information regarding its terms and is not intended to provide any factual information about the DLR Parties or the DuPont Parties. The representations, warranties and covenants contained in the Merger Agreement have been made solely for the purposes of the Merger Agreement and as of specific dates; were solely for the benefit of parties to the Merger Agreement; and are not intended as statements of fact to be relied upon by DuPont’s stockholders or DLR’s stockholders, but rather as a way of allocating the risk between the parties to the Merger Agreement in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement, which disclosures are not reflected in the Merger Agreement attached hereto; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. Accordingly, stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the DuPont Parties or the DLR Parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in DLR’s public disclosures. DLR acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is being made in respect of the proposed transaction involving the DLR Parties and the DuPont Parties. The proposed transaction will be submitted to the stockholders of DLR and DuPont for their consideration. In connection with the proposed transaction, DLR intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of DLR and DuPont and that also constitutes a prospectus of DLR. DLR and DuPont plan to file with the SEC other documents regarding the proposed transaction. STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. After the registration statement has been declared effective by the SEC, a definitive joint proxy statement/prospectus will be mailed to DLR’s stockholders. You may obtain copies of all documents filed with the SEC concerning the proposed transaction, free of charge, at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by DLR by going to DLR’s SEC Filings website page by clicking the “SEC Filings” link at www.investor.digitalrealty.com.

Interests of Participants

DLR and DuPont and each of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DLR in connection with the proposed transaction. Information regarding DLR’s directors and executive officers is set forth in the DLR’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which were filed with the SEC on March 29, 2017 and March 1, 2017, respectively. Information regarding DuPont’s directors and executive officers is set forth in DuPont’s proxy statement for its 2017 annual meeting of stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which were filed with the SEC on April 13, 2017 and February 23, 2017, respectively. Additional information regarding persons who may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction will be contained in the proxy statement to be filed by DLR with the SEC when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain “forward-looking” statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes”, “anticipates”, “expects”, “may”, “will”, “would,” “should”, “estimates”, “could”, “intends”, “plans” or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause DLR’s or DuPont’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the failure to receive, on a timely basis or otherwise, the required approvals by DLR’s or DuPont’s stockholders; the risk that a condition to closing of the proposed transaction may not be satisfied; DLR’s and DuPont’s ability to consummate the Mergers; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of DLR’s and DuPont’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of DLR or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which DLR and DuPont operate, as detailed from time to time in each of DLR’s and DuPont’s reports filed with the SEC. There can be no assurance that the proposed transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of DLR’s and DuPont’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. DLR and DuPont caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, stockholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to DLR and DuPont or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither DLR nor DuPont undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 8, 2017, by and among the DuPont Parties and the DLR Parties.

*	Each of the DuPont disclosure letter and the DLR disclosure letter has been omitted pursuant to Item 601(b)(2) of Regulation S-K. DLR hereby undertakes to furnish copies of the omitted disclosure letter supplementally upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017

Digital Realty Trust, Inc.

By:	/s/ JOSHUA A. MILLS

Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ JOSHUA A. MILLS

Joshua A. Mills
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of June 8, 2017, by and among the DuPont Parties and the DLR Parties.

*	Each of the DuPont disclosure letter and the DLR disclosure letter has been omitted pursuant to Item 601(b)(2) of Regulation S-K. DLR hereby undertakes to furnish copies of the omitted disclosure letter supplementally upon request by the SEC.